Summary ProspectusMay 7, 2010

T. Rowe Price Global Technology Fund - PRGTX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated May 1, 2010, and Statement of Additional Information, dated May 1, 2010.

Investment Objective

The fund seeks to provide long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.76%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.46%
Total annual fund operating expenses	1.22%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$124	$387	$670	$1,477

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 109.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in the common stocks of companies we expect to generate a majority of their revenues from the development, advancement, and use of technology. Our primary emphasis is on the common stocks of what we consider to be leading technology companies around the world. We will normally seek to invest a minimum of 30% of the portfolio in established and emerging foreign markets and the balance in the U.S. However, the amount of the fund invested in foreign securities will vary and could be less than 30%, depending on the manager`s view of opportunities overseas versus those in the U.S. Some of the industries and companies likely to be included in the portfolio are:

  communications - voice, data, and wireless;

  Internet infrastructure - hardware, software, and networking equipment;

  semiconductors - components and equipment;

  computer - hardware and software;

  e-commerce (companies doing business through the Internet) and data processing services; and

  media and entertainment.

  The growth of the Internet and the widespread availability of communications services are breaking down regional boundaries. Therefore, we will seek to invest across a broad range of global enterprises.

  Stock selection is based on intensive fundamental research that assesses companies` business prospects, the valuations of their stocks, and their prospects for share price appreciation. The fund`s investments range from small companies offering new technologies to large firms with established track records. Investments may also include

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  companies positioned to benefit from advances in technology even if they are not direct technology providers. The fund may invest in suitable companies through initial public offerings (IPOs).

  In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund`s management believes will provide an opportunity for substantial appreciation. These situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

  While most assets will be invested in common stocks, the fund may invest in other securities and use futures and options in keeping with the fund`s objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

  Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Industry risk  A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the fund invests primarily in science and technology companies, the fund may perform poorly during a downturn in those industries. Science and technology companies can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

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  Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

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  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	Since inception (9/29/00)
Global Technology Fund
Returns before taxes	80.28%	6.91%	-2.81%
Returns after taxes on distributions	80.28	6.91	-2.81
Returns after taxes on distributions and sale of fund shares	52.18	5.98	-2.35
MSCI All Country World Index-Information Technology	58.68	3.38	-5.96

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

  Management

  Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

  Portfolio Manager  David Eiswert is Chairman of the fund`s Investment Advisory Committee. Mr. Eiswert has been chairman of the committee since 2008 and he joined T. Rowe Price in 2003.

  Purchase and Sale of Fund Shares

  The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

  You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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  F132-045 5/7/10

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202